EXHIBIT 10.4

                            NON-QUALIFIED STOCK PLAN

     THIS NON-QUALIFIED STOCK PLAN (this "Agreement") is between William Willard (the "Consultant") and GETGO Inc. (the "Company") is made this 8th day of November, 2001. Each of the Consultant and the Company are also referred to in this agreement as the "Parties".

     WHEREAS, the Board of Directors of the Company (the "Board of Directors") has authorized the grant to the Consultant, for services to be rendered by the Consultant as a consultant to the Company pursuant to the terms of a Mergers and Acquisition Consulting Agreement (the "Consulting Agreement") the common stock specified in paragraph 1 of this Agreement;

     WHEREAS, Consultant has agreed to accept the Company's common stock as compensation for his services to the Company.

     NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the Parties hereby agree as follows:

     1. Number of Shares. Pursuant to action taken by the Board of Directors, the Company hereby grants to the Consultant, in consideration of consulting services to be performed for the benefit of the Company pursuant to the Consulting Agreement 1,000,000 shares of the Company's common stock (the "Shares").

     2. Issuance of Shares. The Shares shall be immediately issued to the Consultant.

     3. Tax Withholding. As a condition to receiving the Shares, Consultant shall be liable to pay to all applicable federal, state, and local taxes stemming from the issuance of the Shares.

     4. Consultant Not a Shareholder. The Consultant shall have no rights as a shareholder with respect to the Shares issued until the earlier of: (1) the date of issuance of a stock certificate of stock certificate to the Consultant, and
(2) the date on which the Consultant or his nominee is recorded as owner of such Shares on the Company's stock ledger by the Company's registrar and transfer agent, which may be the Company. Except as set forth in paragraph 13 of this Agreement.

     5. Restrictions on Transfer. The Consultant understands that, unless a registration statement relating to the Shares is in effect under the Securities Act of 1933, the Consultant will acquire the Shares for the purpose of investment and not with a view to their resale or further distribution.

     6. Shares Qualified for Listing. Company represents that its Common Stock is qualified for trading or quotation on a nationally recognized securities exchange or stock quotation system, including the NASDAQ Bulletin Board.

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     7. Registration Rights. Upon signing this Agreement, the Company shall immediately, at the Company's expense, use its best efforts to file with the Securities and Exchange Commission ("SEC"), a registration statement ("Registration Statement") on Form S-8 or other comparable form, or if such form is not then available, such other form of registration statement then available, in such form as to comply with applicable federal and state laws for the purpose of registering or qualifying the Shares for public resale by the Consultant, and prepare and file with the appropriate state securities regulatory authorities the documents reasonably necessary to register or qualify the Shares, subject to the ability of the Company to register or qualify the Shares under applicable state law.

     8. Notices. All notices to the Company shall be addressed to the Company at the principal office of the Company at the address and facsimile number set forth on the signature page of this Agreement, and all notices to the Consultant shall be addressed to the Consultant at the address and facsimile number of the Consultant set forth on signature page of this Agreement or, if different, the last address and facsimile number on file with the Company, or to such other address and facsimile number as either may designate to the other in writing. A notice shall be deemed to be duly given if and when enclosed in a properly addressed sealed envelope deposited, postage prepaid and followed by facsimile to the addressee. In lieu of giving notice by mail as aforesaid, written notices under this Agreement may be given by personal delivery to the Consultant or to the Company (as the case may be) by nationally recognized courier or overnight delivery service.

     9. Miscellaneous.

          (a) Entire Agreement. This Agreement and the Consulting Agreement contain the entire agreement between the Parties, and may not be waived, amended, modified or supplemented except by agreement in writing signed by the Party against whom enforcement of any waiver, amendment, modification or supplement is sought. Waiver of or failure to exercise any rights shall not be deemed a waiver of any further or future rights.

          (b) Governing Law. This Agreement shall be construed under the internal laws of the British Virgin Islands.

          (c) Counterpart. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which when taken together shall constitute one agreement.

          (d) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were excluded and shall be enforceable in accordance with its terms.

         IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the date set forth below.


CONSULTANT:


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William Willard
Social Security Number:

Address for Notices:

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COMPANY:

GETGO INC., a British Virgin Islands
International business company